EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. For additional information related to the impact of changes to the Company's financial reporting, including the Company's organizational changes that became effective July 1, 2007, refer to the Company's Form 8-Ks filed with the Securities and Exchange Commission, dated November 1, 2007 and March 30, 2007.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                          Quarters Ended                    Years Ended
                                                            December 31,                    December 31,
                                                         ----------------   Percentage   -----------------   Percentage
                                                           2007     2006     Inc/(Dec)     2007      2006     Inc/(Dec)
                                                         -------   ------   ----------   -------   -------   ----------
Revenues
   Discount revenue                                      $ 3,912   $3,458        13%     $14,596   $12,978       12%
   Net card fees                                             544      479        14        2,050     1,994        3
   Travel commissions and fees                               514      450        14        1,926     1,778        8
   Other commissions and fees                                650      573        13        2,417     2,233        8
   Securitization income, net                                326      347        (6)       1,507     1,489        1
   Other                                                     470      528       (11)       1,645     1,689       (3)
                                                         -------   ------                -------   -------
      Total                                                6,416    5,835        10       24,141    22,161        9
                                                         -------   ------                -------   -------
   Interest income
      Cardmember lending finance revenue                   1,682    1,326        27        6,145     4,586       34
      Other                                                  302      287         5        1,271     1,147       11
                                                         -------   ------                -------   -------
         Total                                             1,984    1,613        23        7,416     5,733       29
                                                         -------   ------                -------   -------
            Total revenues                                 8,400    7,448        13       31,557    27,894       13
                                                         -------   ------                -------   -------
   Interest expense
      Cardmember lending                                     474      351        35        1,734     1,192       45
      Charge card and other                                  562      422        33        2,092     1,548       35
                                                         -------   ------                -------   -------
         Total                                             1,036      773        34        3,826     2,740       40
                                                         -------   ------                -------   -------
Revenues net of interest expense                           7,364    6,675        10       27,731    25,154       10
                                                         -------   ------                -------   -------
Expenses
   Marketing, promotion, rewards
      and cardmember services                              2,719    1,732        57        7,817     6,504       20
   Human resources                                         1,437    1,361         6        5,438     5,040        8
   Professional services                                     646      648        --        2,283     2,269        1
   Occupancy and equipment                                   382      372         3        1,436     1,384        4
   Communications                                            119      112         6          461       434        6
   Other, net                                               (591)     365         #          389     1,358      (71)
                                                         -------   ------                -------   -------
      Total                                                4,712    4,590         3       17,824    16,989        5
                                                         -------   ------                -------   -------
Provisions for losses and benefits
      Charge card                                            419      277        51        1,140       935       22
      Cardmember lending                                     970      484         #        2,761     1,623       70
      Other (including investment certificates)              134      137        (2)         440       468       (6)
                                                         -------   ------                -------   -------
         Total                                             1,523      898        70        4,341     3,026       43
                                                         -------   ------                -------   -------
Pretax income from continuing operations                   1,129    1,187        (5)       5,566     5,139        8
Income tax provision                                         290      292        (1)       1,518     1,528       (1)
                                                         -------   ------                -------   -------
Income from continuing operations                            839      895        (6)       4,048     3,611       12
(Loss) Income from discontinued operations, net of tax        (8)      27         #          (36)       96        #
                                                         -------   ------                -------   -------
Net income                                               $   831   $  922       (10)     $ 4,012   $ 3,707        8
                                                         =======   ======                =======   =======

# - Denotes a variance of more than 100%.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

(Billions)

                                                   December 31,   December 31,
                                                       2007           2006
                                                   ------------   ------------
Assets
   Cash and cash equivalents                           $ 12           $  5
   Accounts receivable                                   42             39
   Investments                                           16             18
   Loans                                                 53             43
   Other assets                                          10              9
   Assets of discontinued operations                     17             14
                                                       ----           ----
      Total assets                                     $150           $128
                                                       ====           ====
Liabilities and Shareholders' Equity
   Short-term debt                                     $ 18           $ 15
   Long-term debt                                        55             43
   Other liabilities                                     50             45
   Liabilities of discontinued operations                16             14
                                                       ----           ----
      Total liabilities                                 139            117
                                                       ----           ----
   Shareholders' equity                                  11             11
                                                       ----           ----
      Total liabilities and shareholders' equity       $150           $128
                                                       ====           ====

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                                FINANCIAL SUMMARY

(Millions)

                                                   Quarters Ended                   Years Ended
                                                    December 31,                    December 31,
                                                  ---------------   Percentage   -----------------   Percentage
                                                   2007     2006     Inc/(Dec)     2007      2006     Inc/(Dec)
                                                  ------   ------   ----------   -------   -------   ----------
REVENUES NET OF INTEREST EXPENSE
   U.S. Card Services                             $3,709   $3,349       11%      $14,222   $12,620       13%
   International Card Services                     1,189    1,026       16         4,331     3,965        9
   Global Commercial Services                      1,128      982       15         4,269     3,900        9
   Global Network & Merchant Services              1,041      916       14         3,864     3,344       16
                                                  ------   ------                -------   -------
                                                   7,067    6,273       13        26,686    23,829       12
   Corporate & Other,
      including adjustments and eliminations         297      402      (26)        1,045     1,325      (21)
                                                  ------   ------                -------   -------
CONSOLIDATED REVENUES NET OF INTEREST EXPENSE     $7,364   $6,675       10       $27,731   $25,154       10
                                                  ======   ======                =======   =======
PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
   U.S. Card Services                             $  (40)  $  723        #       $ 2,730   $ 3,323      (18)
   International Card Services                      (181)      76        #           117       312      (63)
   Global Commercial Services                        144      167      (14)          744       716        4
   Global Network & Merchant Services                379      297       28         1,560     1,188       31
                                                  ------   ------                -------   -------
                                                     302    1,263      (76)        5,151     5,539       (7)
   Corporate & Other                                 827      (76)       #           415      (400)       #
                                                  ------   ------                -------   -------
PRETAX INCOME FROM CONTINUING OPERATIONS          $1,129   $1,187       (5)      $ 5,566   $ 5,139        8
                                                  ======   ======                =======   =======
NET INCOME (LOSS)
   U.S. Card Services                             $    7   $  473      (99)      $ 1,823   $ 2,152      (15)
   International Card Services                       (68)      99        #           291       343      (15)
   Global Commercial Services                        110      117       (6)          536       477       12
   Global Network & Merchant Services                254      201       26         1,022       779       31
                                                  ------   ------                -------   -------
                                                     303      890      (66)        3,672     3,751       (2)
   Corporate & Other                                 536        5        #           376      (140)       #
                                                  ------   ------                -------   -------
   Income from continuing operations                 839      895       (6)        4,048     3,611       12
   (Loss) Income from discontinued operations,
      net of tax                                      (8)      27        #           (36)       96        #
                                                  ------   ------                -------   -------

NET INCOME                                        $  831   $  922      (10)      $ 4,012   $ 3,707        8
                                                  ======   ======                =======   =======

# - Denotes a variance of more than 100%.

(Preliminary)
                            AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                   Quarters Ended                  Years Ended
                                                    December 31,                   December 31,
                                                  ---------------   Percentage   ---------------   Percentage
                                                   2007     2006    Inc/(Dec)    2007     2006     Inc/(Dec)
                                                  ------   ------   ----------   ------   ------   ----------
EARNINGS PER COMMON SHARE
BASIC
   Income from continuing operations              $ 0.72   $ 0.75       (4)%     $ 3.45   $ 2.98       16%
   (Loss) Income from discontinued operations         --     0.02        #        (0.03)    0.08        #
                                                  ------   ------                ------   ------
   Net income                                     $ 0.72   $ 0.77       (6)%     $ 3.42   $ 3.06       12%
                                                  ======   ======                ======   ======
   Average common shares outstanding (millions)    1,157    1,196       (3)%      1,173    1,212       (3)%
                                                  ======   ======                ======   ======
DILUTED
   Income from continuing operations              $ 0.71   $ 0.73       (3)%     $ 3.39   $ 2.92       16%
   (Loss) Income from discontinued operations         --     0.02        #        (0.03)    0.07        #
                                                  ------   ------                ------   ------
   Net income                                     $ 0.71   $ 0.75       (5)%     $ 3.36   $ 2.99       12%
                                                  ======   ======                ======   ======
   Average common shares outstanding (millions)    1,178    1,224       (4)%      1,196    1,238       (3)%
                                                  ======   ======                ======   ======
Cash dividends declared per common share          $ 0.18   $ 0.15       20%      $ 0.63   $ 0.57       11%
                                                  ======   ======                ======   ======

                        SELECTED STATISTICAL INFORMATION

                                                   Quarters Ended                  Years Ended
                                                    December 31,                   December 31,
                                                  ---------------   Percentage   ---------------   Percentage
                                                   2007     2006     Inc/Dec)    2007     2006     Inc/Dec)
                                                  ------   ------   ----------   ------   ------   ----------
Return on average equity (A)                        37.3%    34.7%                 37.3%    34.7%
Common shares outstanding (millions)               1,158    1,199       (3)%      1,158    1,199      (3)%
Book value per common share                       $ 9.53   $ 8.76        9%      $ 9.53   $ 8.76       9%
Shareholders' equity (billions)                   $ 11.0   $ 10.5        5%      $ 11.0   $ 10.5       5%

# - Denotes a variance of more than 100%.

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                   Quarters Ended                   Years Ended
                                                    December 31,                    December 31,
                                                  ---------------   Percentage   -----------------   Percentage
                                                   2007     2006    Inc/(Dec)     2007      2006     Inc/(Dec)
                                                  ------   ------   ----------   -------   -------   ----------
Card billed business (A):
   United States                                  $123.0   $109.7       12%      $ 459.3   $ 406.8       13%
   Outside the United States                        54.5     43.8       24         188.0     154.7       22
                                                  ------   ------                -------   -------
      Total                                       $177.5   $153.5       16       $ 647.3   $ 561.5       15
                                                  ======   ======                =======   =======
Total cards-in-force (millions) (B):
   United States                                    52.3     48.1        9%         52.3      48.1        9%
   Outside the United States                        34.1     29.9       14          34.1      29.9       14
                                                  ------   ------                -------   -------
      Total                                         86.4     78.0       11          86.4      78.0       11
                                                  ======   ======                =======   =======
Basic cards-in-force (millions) (B):
   United States                                    40.9     37.1       10%         40.9      37.1       10%
   Outside the United States                        29.2     25.4       15          29.2      25.4       15
                                                  ------   ------                -------   -------
      Total                                         70.1     62.5       12          70.1      62.5       12
                                                  ======   ======                =======   =======
Average discount rate (C)                           2.54%    2.55%                  2.56%     2.57%
Average basic cardmember spending (dollars) (D)   $3,228   $2,985        8%      $12,106   $11,201        8%
Average fee per card (dollars) (D)                $   33   $   31        6%      $    32   $    32        -%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs (which beginning prospectively as of July 1, 2006, was reclassified from other expense to a reduction in net card fees), divided by average worldwide proprietary cards-in-force. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The adjusted average fee per card was $37 for the quarter and $36 for the year ended December 31, 2007, and $35 for the quarter and year ended December 31, 2006, and the amount of amortization excluded for these periods was $74 million for the quarter and $288 million for the year ended December 31, 2007, and $75 million for the quarter and $147 million for the year ended December 31, 2006. The Company presents adjusted average fee per card because management believes that this metric presents a better picture of card fee pricing across a range of its proprietary card products.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                  SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                   Quarters Ended                   Years Ended
                                                    December 31,                    December 31,
                                                  ---------------                -----------------
                                                                    Percentage                       Percentage
                                                   2007     2006    Inc/(Dec)    2007      2006      Inc/(Dec)
                                                  ------   ------   ----------   -------   -------   ----------
Worldwide cardmember receivables:
   Total receivables                              $ 40.1   $ 37.4        7%      $  40.1   $  37.4        7%
   90 days past due as a % of total                  3.0%     2.8%                   3.0%      2.8%
   Loss reserves (millions):                      $1,149   $  981       17%      $ 1,149   $   981       17%
      % of receivables                               2.9%     2.6%                   2.9%      2.6%
      % of 90 days past due                           95%      95%                    95%       95%
   Net loss ratio as a % of charge volume           0.25%    0.26%                  0.24%     0.24%
Worldwide cardmember lending - owned basis (A):
   Total loans                                    $ 54.5   $ 43.3       26%      $  54.5   $  43.3       26%
   30 days past due loans as a % of total            3.4%     2.7%                   3.4%      2.7%
   Loss reserves (millions):
      Beginning balance                           $1,469   $1,126       30%      $ 1,171   $   996       18%
         Provision                                   924      451        #         2,615     1,507       74
         Net write offs                             (579)    (405)      43        (1,990)   (1,359)      46
         Other                                        17       (1)       #            35        27       30
                                                  ------   ------                -------   -------
      Ending balance                              $1,831   $1,171       56       $ 1,831   $ 1,171       56
                                                  ======   ======                =======   =======
      % of loans                                     3.4%     2.7%                   3.4%      2.7%
      % of past due                                  100%      98%                   100%       98%
   Average loans                                  $ 51.7   $ 40.2       29%      $  47.2   $  36.5       29%
   Net write-off rate                                4.5%     4.0%                   4.2%      3.7%
   Net finance revenue(B)/average loans              9.3%     9.6%                   9.4%      9.3%
Worldwide cardmember lending - managed basis (C):
   Total loans                                    $ 77.2   $ 63.5       22%      $  77.2   $  63.5       22%
   30 days past due loans as a % of total            3.2%     2.6%                   3.2%      2.6%
   Loss reserves (millions):
      Beginning balance                           $1,991   $1,571       27%      $ 1,622   $ 1,469       10%
         Provision                                 1,387      608        #         3,726     1,991       87
         Net write offs                             (813)    (557)      46        (2,799)   (1,933)      45
         Other                                        16       --        #            32        95      (66)
                                                  ------   ------                -------   -------
      Ending balance                              $2,581   $1,622       59       $ 2,581   $ 1,622       59
                                                  ======   ======                =======   =======
      % of loans                                     3.3%     2.6%                   3.3%      2.6%
      % of past due                                  106%      97%                   106%       97%
   Average loans                                  $ 74.1   $ 60.4       23%      $  68.3   $  56.9       20%
   Net write-off rate                                4.4%     3.7%                   4.1%      3.4%
   Net finance revenue(B)/average loans              9.4%     9.4%                   9.4%      9.3%

# - Denotes a variance of more than 100%.

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                     Quarters Ended
                                                         ------------------------------------------------------------------
                                                         December 31,   September 30,   June 30,   March 31,   December 31,
                                                             2007           2007          2007        2007         2006
                                                         ------------   -------------   --------   ---------   ------------
Revenues
   Discount revenue                                         $3,912          $3,659       $3,670      $3,355       $3,458
   Net card fees                                               544             522          500         484          479
   Travel commissions and fees                                 514             484          491         437          450
   Other commissions and fees                                  650             644          587         536          573
   Securitization income, net                                  326             392          332         457          347
   Other                                                       470             362          426         387          528
                                                            ------          ------       ------      ------       ------
      Total                                                  6,416           6,063        6,006       5,656        5,835
                                                            ------          ------       ------      ------       ------
   Interest income
      Cardmember lending finance revenue                     1,682           1,581        1,514       1,368        1,326
      Other                                                    302             309          357         303          287
                                                            ------          ------       ------      ------       ------
         Total                                               1,984           1,890        1,871       1,671        1,613
                                                            ------          ------       ------      ------       ------
            Total revenues                                   8,400           7,953        7,877       7,327        7,448
                                                            ------          ------       ------      ------       ------
   Interest expense
      Cardmember lending                                       474             444          431         385          351
      Charge card and other                                    562             564          508         458          422
                                                            ------          ------       ------      ------       ------
         Total                                               1,036           1,008          939         843          773
                                                            ------          ------       ------      ------       ------
Revenues net of interest expense                             7,364           6,945        6,938       6,484        6,675
                                                            ------          ------       ------      ------       ------
Expenses
   Marketing, promotion, rewards
      and cardmember services                                2,719           1,810        1,826       1,462        1,732
   Human resources                                           1,437           1,366        1,334       1,301        1,361
   Professional services                                       646             539          580         518          648
   Occupancy and equipment                                     382             374          352         328          372
   Communications                                              119             118          112         112          112
   Other, net                                                 (591)            339          348         293          365
                                                            ------          ------       ------      ------       ------
      Total                                                  4,712           4,546        4,552       4,014        4,590
                                                            ------          ------       ------      ------       ------
Provisions for losses and benefits
      Charge card                                              419             279          233         209          277
      Cardmember lending                                       970             579          638         574          484
      Other (including investment certificates)                134             124          106          76          137
                                                            ------          ------       ------      ------       ------
         Total                                               1,523             982          977         859          898
                                                            ------          ------       ------      ------       ------
Pretax income from continuing operations                     1,129           1,417        1,409       1,611        1,187
Income tax provision                                           290             343          369         516          292
                                                            ------          ------       ------      ------       ------
Income from continuing operations                              839           1,074        1,040       1,095          895
(Loss) Income from discontinued operations, net of tax          (8)             (7)          17         (38)          27
                                                            ------          ------       ------      ------       ------
Net income                                                  $  831          $1,067       $1,057      $1,057       $  922
                                                            ======          ======       ======      ======       ======

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                                FINANCIAL SUMMARY

(Millions)

                                                                                          Quarters Ended
                                                            ------------------------------------------------------------------
                                                            December 31,   September 30,   June 30,   March 31,   December 31,
                                                                2007            2007         2007        2007         2006
                                                            ------------   -------------   --------   ---------   ------------
REVENUES NET OF INTEREST EXPENSE
   U.S. Card Services                                          $3,709          $3,589       $3,560     $ 3,364       $3,349
   International Card Services                                  1,189           1,114        1,049         979        1,026
   Global Commercial Services                                   1,128           1,064        1,083         994          982
   Global Network & Merchant Services                           1,041             980          966         877          916
                                                               ------          ------       ------     -------       ------
                                                                7,067           6,747        6,658       6,214        6,273
   Corporate & Other,
      including adjustments and eliminations                      297             198          280         270          402
                                                               ------          ------       ------     -------       ------
CONSOLIDATED REVENUES NET OF INTEREST EXPENSE                  $7,364          $6,945       $6,938     $ 6,484       $6,675
                                                               ======          ======       ======     =======       ======
PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
   U.S. Card Services                                          $  (40)         $  912       $  827     $ 1,031       $  723
   International Card Services                                   (181)            110           92          96           76
   Global Commercial Services                                     144             187          218         195          167
   Global Network & Merchant Services                             379             389          418         374          297
                                                               ------          ------       ------     -------       ------
                                                                  302           1,598        1,555       1,696        1,263
   Corporate & Other                                              827            (181)        (146)        (85)         (76)
                                                               ------          ------       ------     -------       ------
PRETAX INCOME FROM CONTINUING OPERATIONS                       $1,129          $1,417       $1,409     $ 1,611       $1,187
                                                               ======          ======       ======     =======       ======
NET INCOME (LOSS)
   U.S. Card Services                                          $    7          $  592       $  580     $   644       $  473
   International Card Services                                    (68)            140          117         102           99
   Global Commercial Services                                     110             135          162         129          117
   Global Network & Merchant Services                             254             266          266         236          201
                                                               ------          ------       ------     -------       ------
                                                                  303           1,133        1,125       1,111          890
   Corporate & Other                                              536             (59)         (85)        (16)           5
                                                               ------          ------       ------     -------       ------
   Income from continuing operations                              839           1,074        1,040       1,095          895
   (Loss) Income from discontinued operations, net of tax          (8)             (7)          17         (38)          27
                                                               ------          ------       ------     -------       ------
NET INCOME                                                     $  831          $1,067       $1,057     $ 1,057       $  922
                                                               ======          ======       ======     =======       ======

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                          FINANCIAL SUMMARY (CONTINUED)

                                                                              Quarters Ended
                                                  ------------------------------------------------------------------
                                                  December 31,   September 30,   June 30,   March 31,   December 31,
                                                      2007           2007          2007        2007         2006
                                                  ------------   -------------   --------   ---------   ------------
EARNINGS PER COMMON SHARE
BASIC
   Income from continuing operations                 $ 0.72          $ 0.92      $ 0.88       $ 0.92       $ 0.75
   (Loss) Income from discontinued operations            --           (0.01)       0.02        (0.03)        0.02
                                                     ------          ------      ------       ------       ------
   Net income                                        $ 0.72          $ 0.91      $ 0.90       $ 0.89       $ 0.77
                                                     ======          ======      ======       ======       ======
   Average common shares outstanding (millions)       1,157           1,170       1,179        1,187        1,196
                                                     ======          ======      ======       ======       ======
DILUTED
   Income from continuing operations                 $ 0.71          $ 0.90      $ 0.86       $ 0.90       $ 0.73
   (Loss) Income from discontinued operations            --              --        0.02        (0.03)        0.02
                                                     ------          ------      ------       ------       ------
   Net income                                        $ 0.71          $ 0.90      $ 0.88       $ 0.87       $ 0.75
                                                     ======          ======      ======       ======       ======
   Average common shares outstanding (millions)       1,178           1,192       1,203        1,210        1,224
                                                     ======          ======      ======       ======       ======
Cash dividends declared per common share             $ 0.18          $ 0.15      $ 0.15       $ 0.15       $ 0.15
                                                     ======          ======      ======       ======       ======

                        SELECTED STATISTICAL INFORMATION

                                                                              Quarters Ended
                                                  ------------------------------------------------------------------
                                                  December 31,   September 30,   June 30,   March 31,   December 31,
                                                      2007           2007          2007        2007         2006
                                                  ------------   -------------   --------   ---------   ------------
Return on average equity (A)                           37.3%           38.2%       37.5%        36.6%        34.7%
Common shares outstanding (millions)                  1,158           1,169       1,182        1,188        1,199
Book value per common share                          $ 9.53          $ 9.32      $ 9.00       $ 8.83       $ 8.76
Shareholders' equity (billions)                      $ 11.0          $ 10.9      $ 10.6       $ 10.5       $ 10.5

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                              Quarters Ended
                                                  ------------------------------------------------------------------
                                                  December 31,   September 30,   June 30,   March 31,   December 31,
                                                      2007            2007         2007        2007         2006
                                                  ------------   -------------   --------   ---------   ------------
Card billed business (A):
   United States                                     $123.0          $115.2       $115.7     $105.4        $109.7
   Outside the United States                           54.5            47.3         45.4       40.8          43.8
                                                     ------          ------       ------     ------        ------
      Total                                          $177.5          $162.5       $161.1     $146.2        $153.5
                                                     ======          ======       ======     ======        ======
Total cards-in-force (millions) (B):
   United States                                       52.3            51.7         50.5       49.3          48.1
   Outside the United States                           34.1            33.0         31.7       30.6          29.9
                                                     ------          ------       ------     ------        ------
      Total                                            86.4            84.7         82.2       79.9          78.0
                                                     ======          ======       ======     ======        ======
Basic cards-in-force (millions) (B):
   United States                                       40.9            40.1         39.2       38.1          37.1
   Outside the United States                           29.2            28.3         27.0       26.0          25.4
                                                     ------          ------       ------     ------        ------
      Total                                            70.1            68.4         66.2       64.1          62.5
                                                     ======          ======       ======     ======        ======
Average discount rate (C)                              2.54%           2.57%        2.57%      2.58%         2.55%
Average basic cardmember spending (dollars) (D)      $3,228          $3,006       $3,049     $2,817        $2,985
Average fee per card (dollars) (D)                   $   33          $   32       $   31     $   30        $   31

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs (which beginning prospectively as of July 1, 2006, was reclassified from other expense to a reduction in net card fees), divided by average worldwide proprietary cards-in-force. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The adjusted average fee per card was $37 for the quarter ended
December 31, 2007, $36 for the quarters ended September 30, 2007 and June 30, 2007 and $35 for the quarters ended March 31, 2007 and December 31, 2006. The amount of amortization excluded for these periods was $74 million for the quarter ended December 31, 2007, $71 million for the quarters ended September 30, 2007 and June 30, 2007, $72 million for the quarter ended March 31, 2007, and $75 million for the quarter ended December 31, 2006. The Company presents adjusted average fee per card because management believes that this metric presents a better picture of card fee pricing across a range of its proprietary card products.

                            AMERICAN EXPRESS COMPANY
                   SELECTED STATISTICAL INFORMATION (CONTINUED)

(Preliminary)

(Billions, except percentages and where indicated)

                                                                               Quarters Ended
                                                    ------------------------------------------------------------------
                                                    December 31,   September 30,   June 30,   March 31,   December 31,
                                                        2007           2007          2007        2007         2006
                                                    ------------   -------------   --------   ---------   ------------
Worldwide cardmember receivables:
   Total receivables                                   $ 40.1         $ 38.5        $ 38.4     $ 36.5        $ 37.4
   90 days past due as a % of total                       3.0%           2.8%          2.7%       2.9%          2.8%
   Loss reserves (millions):                           $1,149         $  998        $  981     $  979        $  981
      % of receivables                                    2.9%           2.6%          2.6%       2.7%          2.6%
      % of 90 days past due                                95%            91%           95%        93%           95%
   Net loss ratio as a % of charge volume                0.25%          0.26%         0.24%      0.23%         0.26%
Worldwide cardmember lending - owned basis (A):
   Total loans                                         $ 54.5         $ 50.5        $ 48.3     $ 42.3        $ 43.3
   30 days past due loans as a % of total                 3.4%           3.0%          2.8%       3.0%          2.7%
   Loss reserves (millions):
      Beginning balance                                $1,469         $1,417        $1,271     $1,171        $1,126
         Provision                                        924            543           606        542           451
         Net write offs                                  (579)          (499)         (473)      (439)         (405)
         Other                                             17              8            13         (3)           (1)
                                                       ------         ------        ------     ------        ------
      Ending balance                                   $1,831         $1,469        $1,417     $1,271        $1,171
                                                       ======         ======        ======     ======        ======
      % of loans                                          3.4%           2.9%          2.9%       3.0%          2.7%
      % of past due                                       100%            97%          106%       100%           98%
   Average loans                                       $ 51.7         $ 48.8        $ 45.6     $ 42.4        $ 40.2
   Net write-off rate                                     4.5%           4.1%          4.1%       4.1%          4.0%
   Net finance revenue(B)/average loans                   9.3%           9.3%          9.5%       9.4%          9.6%
Worldwide cardmember lending - managed basis (C):
   Total loans                                         $ 77.2         $ 72.0        $ 68.6     $ 63.2        $ 63.5
   30 days past due loans as a % of total                 3.2%           2.8%          2.6%       2.8%          2.6%
   Loss reserves (millions):
      Beginning balance                                $1,991         $1,917        $1,787     $1,622        $1,571
         Provision                                      1,387            762           780        797           608
         Net write offs                                  (813)          (696)         (662)      (628)         (557)
         Other                                             16              8            12         (4)           --
                                                       ------         ------        ------     ------        ------
      Ending balance                                   $2,581         $1,991        $1,917     $1,787        $1,622
                                                       ======         ======        ======     ======        ======
      % of loans                                          3.3%           2.8%          2.8%       2.8%          2.6%
      % of past due                                       106%            97%          106%       100%           97%
   Average loans                                       $ 74.1         $ 70.1        $ 65.9     $ 62.8        $ 60.4
   Net write-off rate                                     4.4%           4.0%          4.0%       4.0%          3.7%
   Net finance revenue(B)/average loans                   9.4%           9.4%          9.3%       9.5%          9.4%

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                               U.S. CARD SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                   Quarters Ended                    Years Ended
                                                    December 31,                     December 31,
                                                  ----------------   Percentage   -----------------   Percentage
                                                    2007     2006    Inc/(Dec)    2007      2006      Inc/(Dec)
                                                  -------   ------   ----------   -------   -------   ----------
Revenues
   Discount revenue, net card fees and other      $ 2,747   $2,481        11%     $10,435   $ 9,421       11%
   Cardmember lending finance revenue               1,304    1,018        28        4,762     3,434       39
   Securitization income, net                         326      347        (6)       1,507     1,489        1
                                                  -------   ------                -------   -------
      Total revenues                                4,377    3,846        14       16,704    14,344       16
                                                  -------   ------                -------   -------
   Interest expense
      Cardmember lending                              440      288        53        1,518       957       59
      Charge card and other                           228      209         9          964       767       26
                                                  -------   ------                -------   -------
Revenues net of interest expense                    3,709    3,349        11       14,222    12,620       13
                                                  -------   ------                -------   -------
Expenses
   Marketing, promotion, rewards
      and cardmember services                       1,739    1,220        43        5,140     4,445       16
   Human resources and other operating expenses       871      876        (1)       3,354     3,227        4
                                                  -------   ------                -------   -------
      Total                                         2,610    2,096        25        8,494     7,672       11
                                                  -------   ------                -------   -------
Provisions for losses                               1,139      530         #        2,998     1,625       84
                                                  -------   ------                -------   -------
Pretax segment (loss) income                          (40)     723         #        2,730     3,323      (18)
Income tax (benefit) provision                        (47)     250         #          907     1,171      (23)
                                                  -------   ------                -------   -------
Segment income                                    $     7   $  473       (99)     $ 1,823   $ 2,152      (15)
                                                  =======   ======                =======   =======

# - Denotes a variance of more than 100%.

(Preliminary)

                               U.S. CARD SERVICES
                         SELECTED FINANCIAL INFORMATION
                           MANAGED BASIS PRESENTATION

(Millions)

                                                           Quarters Ended                    Years Ended
                                                            December 31,                     December 31,
                                                          ----------------   Percentage   -----------------   Percentage
                                                            2007     2006    Inc/(Dec)    2007      2006      Inc/(Dec)
                                                          -------   ------   ----------   -------   -------   ----------
INCOME STATEMENT DATA
   Discount revenue, net card fees and other:
      Reported for the period (GAAP)                       $2,747   $2,481       11%      $10,435   $ 9,421       11%
      Securitization adjustments                               76       56       36           310       199       56
                                                           ------   ------                -------   -------
      Managed discount revenue, net card fees and other    $2,823   $2,537       11       $10,745   $ 9,620       12
                                                           ------   ------                -------   -------
   Cardmember lending finance revenue:
      Reported for the period (GAAP)                       $1,304   $1,018       28       $ 4,762   $ 3,434       39
      Securitization adjustments                              828      729       14         3,130     2,937        7
                                                           ------   ------                -------   -------
      Managed finance revenue                              $2,132   $1,747       22       $ 7,892   $ 6,371       24
                                                           ------   ------                -------   -------
   Securitization income, net:
      Reported for the period (GAAP)                       $  326   $  347       (6)      $ 1,507   $ 1,489        1
      Securitization adjustments                             (326)    (347)      (6)       (1,507)   (1,489)       1
                                                           ------   ------                -------   -------
      Managed securitization income, net                   $   --   $   --       --       $    --   $    --       --
                                                           ------   ------                -------   -------
   Cardmember lending interest expense:
      Reported for the period (GAAP)                       $  440   $  288       53       $ 1,518   $   957       59
      Securitization adjustments                              287      279        3         1,136     1,057        7
                                                           ------   ------                -------   -------
      Managed cardmember lending interest expense          $  727   $  567       28       $ 2,654   $ 2,014       32
                                                           ------   ------                -------   -------
   Provisions for losses:
      Reported for the period (GAAP)                       $1,139   $  530        #       $ 2,998   $ 1,625       84
      Securitization adjustments                              263      153       72           871       550       58
                                                           ------   ------                -------   -------
      Managed provisions for losses                        $1,402   $  683        #       $ 3,869   $ 2,175       78
                                                           ------   ------                -------   -------

# - Denotes a variance of more than 100%.

For U.S. Card Services, the managed basis presentation assumes that there have been no off-balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheets and income statements, respectively. For the managed basis presentation, revenue and expenses related to securitized cardmember loans are reflected in other commissions and fees (included above in discount revenue, net card fees and other), cardmember lending finance revenue, cardmember lending interest expense, and provisions for losses. On a managed basis, there is no securitization income, net, as the managed basis presentation assumes no securitization transactions have occurred.

The Company presents U.S. Card Services information on a managed basis because that is the way the Company's management views and manages the business. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Management also believes that use of a managed basis presentation presents a more accurate picture of the key dynamics of the cardmember lending business. Irrespective of the on and off-balance sheet funding mix, it is important for management and investors to see metrics for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company's performance and can only be properly assessed when all non-securitized and securitized cardmember loans are viewed together on a managed basis. The Company does not currently securitize international loans.

(Preliminary)

                               U.S. CARD SERVICES
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                               Quarters Ended                   Years Ended
                                                December 31,                    December 31,
                                              ---------------   Percentage   -----------------   Percentage
                                               2007     2006    Inc/(Dec)    2007      2006      Inc/(Dec)
                                              ------   ------   ----------   -------   -------   ----------
Card billed business                          $101.2   $ 90.8       11%      $ 375.2   $ 333.4       13%
Total cards-in-force (millions)                 43.3     40.7        6%         43.3      40.7        6%
Basic cards-in-force (millions)                 32.3     30.1        7%         32.3      30.1        7%
Average basic cardmember spending (dollars)   $3,161   $3,044        4%      $12,011   $11,521        4%
U.S. Consumer Travel:
   Travel sales (millions)                    $  707   $  597       18%      $ 2,975   $ 2,357       26%
   Travel commissions and fees/sales             8.2%     8.2%                   8.0%      8.4%
Total segment assets                          $ 82.3   $ 71.0       16%      $  82.3   $  71.0       16%
Segment capital (A)                           $  4.5   $  4.7       (4)%     $   4.5   $   4.7       (4)%
Return on segment capital (B)                   40.2%    47.4%                  40.2%     47.4%
Cardmember receivables:
   Total receivables                          $ 21.4   $ 20.6        4%      $  21.4   $  20.6        4%
   90 days past due as a % of total              3.9%     3.3%                   3.9%      3.3%
   Net loss ratio as a % of charge volume       0.35%    0.32%                  0.31%     0.28%
Cardmember lending - owned basis (C):
   Total loans                                $ 43.3   $ 33.6       29%      $  43.3   $  33.6       29%
   30 days past due loans as a % of total        3.5%     2.7%                   3.5%      2.7%
   Average loans                              $ 40.9   $ 30.9       32%      $  37.1   $  27.6       34%
   Net write-off rate                            4.3%     3.5%                   3.9%      3.0%
   Net finance revenue(D)/average loans          8.4%     9.4%                   8.7%      9.0%
Cardmember lending - managed basis (E):
   Total loans                                $ 66.0   $ 53.8       23%      $  66.0   $  53.8       23%
   30 days past due loans as a % of total        3.2%     2.6%                   3.2%      2.6%
   Average loans                              $ 63.2   $ 51.1       24%      $  58.3   $  48.0       21%
   Net write-off rate                            4.3%     3.3%                   3.8%      2.9%
   Net finance revenue(D)/average loans          8.8%     9.2%                   9.0%      9.1%

(A) Segment capital includes an allocation attributable to goodwill of $175 million and $168 million as of the quarters and years ended December 31, 2007 and 2006, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                               U.S. CARD SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                                            Quarters Ended
                                                  ------------------------------------------------------------------
                                                  December 31,   September 30,   June 30,   March 31,   December 31,
                                                      2007           2007          2007        2007         2006
                                                  ------------   -------------   --------   ---------   ------------
Revenues
   Discount revenue, net card fees and other         $2,747          $2,632       $2,642      $2,414       $2,481
   Cardmember lending finance revenue                 1,304           1,224        1,179       1,055        1,018
   Securitization income, net                           326             392          332         457          347
                                                     ------          ------       ------      ------       ------
         Total revenues                               4,377           4,248        4,153       3,926        3,846
                                                     ------          ------       ------      ------       ------
   Interest expense
      Cardmember lending                                440             402          363         313          288
      Charge card and other                             228             257          230         249          209
                                                     ------          ------       ------      ------       ------
Revenues net of interest expense                      3,709           3,589        3,560       3,364        3,349
                                                     ------          ------       ------      ------       ------
Expenses
   Marketing, promotion, rewards
      and cardmember services                         1,739           1,191        1,266         944        1,220
   Human resources and other operating expenses         871             848          827         808          876
                                                     ------          ------       ------      ------       ------
         Total                                        2,610           2,039        2,093       1,752        2,096
                                                     ------          ------       ------      ------       ------
Provisions for losses                                 1,139             638          640         581          530
                                                     ------          ------       ------      ------       ------
Pretax segment (loss) income                            (40)            912          827       1,031          723
Income tax (benefit) provision                          (47)            320          247         387          250
                                                     ------          ------       ------      ------       ------
Segment income                                       $    7          $  592       $  580      $  644       $  473
                                                     ======          ======       ======      ======       ======

(Preliminary)

                               U.S. CARD SERVICES
                         SELECTED FINANCIAL INFORMATION
                           MANAGED BASIS PRESENTATION

(Millions)

                                                                                      Quarters Ended
                                                          ------------------------------------------------------------------
                                                          December 31,   September 30,   June 30,   March 31,   December 31,
                                                             2007             2007         2007        2007         2006
                                                          ------------   -------------   --------   ---------   ------------
INCOME STATEMENT DATA
   Discount revenue, net card fees and other:
      Reported for the period (GAAP)                         $2,747          $2,632       $2,642     $2,414        $2,481
      Securitization adjustments                                 76              67           80         87            56
                                                             ------          ------       ------     ------        ------
      Managed discount revenue, net card fees and other      $2,823          $2,699       $2,722     $2,501        $2,537
                                                             ------          ------       ------     ------        ------
   Cardmember lending finance revenue:
      Reported for the period (GAAP)                         $1,304          $1,224       $1,179     $1,055        $1,018
      Securitization adjustments                                828             821          724        757           729
                                                             ------          ------       ------     ------        ------
      Managed finance revenue                                $2,132          $2,045       $1,903     $1,812        $1,747
                                                             ------          ------       ------     ------        ------
   Securitization income, net:
      Reported for the period (GAAP)                         $  326          $  392       $  332     $  457        $  347
      Securitization adjustments                               (326)           (392)        (332)      (457)         (347)
                                                             ------          ------       ------     ------        ------
      Managed securitization income, net                     $   --          $   --       $   --     $   --        $   --
                                                             ------          ------       ------     ------        ------
   Cardmember lending interest expense:
      Reported for the period (GAAP)                         $  440          $  402       $  363     $  313        $  288
      Securitization adjustments                                287             302          274        273           279
                                                             ------          ------       ------     ------        ------
      Managed cardmember lending interest expense            $  727          $  704       $  637     $  586        $  567
                                                             ------          ------       ------     ------        ------
   Provisions for losses:
      Reported for the period (GAAP)                         $1,139          $  638       $  640     $  581        $  530
      Securitization adjustments                                263             226          177        205           153
                                                             ------          ------       ------     ------        ------
      Managed provisions for losses                          $1,402          $  864       $  817     $  786        $  683
                                                             ------          ------       ------     ------        ------

See page 20 for discussion of managed basis presentation.

(Preliminary)

                               U.S. CARD SERVICES
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                        Quarters Ended
                                              ------------------------------------------------------------------
                                              December 31,   September 30,   June 30,   March 31,   December 31,
                                                  2007            2007         2007        2007         2006
                                              ------------   -------------   --------   ---------   ------------
Card billed business                             $101.2          $ 94.2       $ 94.6      $ 85.2       $ 90.8
Total cards-in-force (millions)                    43.3            42.9         42.1        41.5         40.7
Basic cards-in-force (millions)                    32.3            31.8         31.2        30.7         30.1
Average basic cardmember spending (dollars)      $3,161          $2,986       $3,054      $2,801       $3,044
U.S. Consumer Travel:
   Travel sales                                  $  0.7          $  0.7       $  0.8      $  0.7       $  0.6
   Travel commissions and fees/sales                8.2%            8.5%         8.0%        7.5%         8.2%
Total segment assets                             $ 82.3          $ 79.0       $ 76.1      $ 68.4       $ 71.0
Segment capital (A)                              $  4.5          $  4.5       $  4.5      $  4.5       $  4.7
Return on segment capital (B)                      40.2%           50.5%        49.9%       50.2%        47.4%
Cardmember receivables:
   Total receivables                             $ 21.4          $ 19.4       $ 19.8      $ 19.0       $ 20.6
   90 days past due as a % of total                 3.9%            3.9%         3.6%        3.8%         3.3%
   Net loss ratio as a % of charge volume          0.35%           0.34%        0.30%       0.25%        0.32%
Cardmember lending - owned basis (C):
   Total loans                                   $ 43.3          $ 40.0       $ 38.3      $ 33.0       $ 33.6
   30 days past due loans as a % of total           3.5%            3.1%         2.7%        2.9%         2.7%
   Average loans                                 $ 40.9          $ 38.6       $ 35.9      $ 33.1       $ 30.9
   Net write-off rate                               4.3%            3.7%         3.7%        3.7%         3.5%
   Net finance revenue(D)/average loans             8.4%            8.5%         9.1%        9.1%         9.4%
Cardmember lending - managed basis (E):
   Total loans                                   $ 66.0          $ 61.5       $ 58.6      $ 53.9       $ 53.8
   30 days past due loans as a % of total           3.2%            2.9%         2.6%        2.8%         2.6%
   Average loans                                 $ 63.2          $ 60.0       $ 56.3      $ 53.4       $ 51.1
   Net write-off rate                               4.3%            3.7%         3.7%        3.7%         3.3%
   Net finance revenue(D)/average loans             8.8%            8.9%         9.0%        9.3%         9.2%

(A) Segment capital includes an allocation attributable to goodwill of $175 million as of December 31, 2007 and $168 million as of September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                           INTERNATIONAL CARD SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                   Quarters Ended                  Years Ended
                                                    December 31,                  December 31,
                                                  ---------------   Percentage   ---------------   Percentage
                                                   2007     2006    Inc/(Dec)    2007     2006     Inc/(Dec)
                                                  ------   ------   ----------   ------   ------   ----------
Revenues
   Discount revenue, net card fees and other      $1,022   $  884       16%      $3,703   $3,405        9%
   Cardmember lending finance revenue                376      304       24        1,372    1,146       20
                                                  ------   ------                ------   ------
         Total revenues                            1,398    1,188       18        5,075    4,551       12
                                                  ------   ------                ------   ------
   Interest expense
      Cardmember lending                             138      105       31          493      393       25
      Charge card and other                           71       57       25          251      193       30
                                                  ------   ------                ------   ------
Revenues net of interest expense                   1,189    1,026       16        4,331    3,965        9
                                                  ------   ------                ------   ------
Expenses
   Marketing, promotion, rewards
      and cardmember services                        638      280        #        1,566    1,109       41
   Human resources and other operating expenses      512      460       11        1,836    1,692        9
                                                  ------   ------                ------   ------
         Total                                     1,150      740       55        3,402    2,801       21
                                                  ------   ------                ------   ------
Provisions for losses                                220      210        5          812      852       (5)
                                                  ------   ------                ------   ------
Pretax segment (loss) income                        (181)      76        #          117      312      (63)
Income tax benefit                                  (113)     (23)       #         (174)     (31)       #
                                                  ------   ------                ------   ------
Segment (loss) income                             $  (68)  $   99        #       $  291   $  343      (15)
                                                  ======   ======                ======   ======

# - Denotes variance of more than 100%.

(Preliminary)

                           INTERNATIONAL CARD SERVICES
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                               Quarters Ended                   Years Ended
                                                December 31,                    December 31,
                                              ---------------   Percentage   ---------------   Percentage
                                               2007     2006    Inc/(Dec)    2007     2006     Inc/(Dec)
                                              ------   ------   ----------   ------   ------   ----------
Card billed business                          $ 28.2   $ 23.6       19%      $ 98.0   $ 86.3      14%
Total cards-in-force (millions)                 16.0     15.6        3%        16.0     15.6       3%
Basic cards-in-force (millions)                 11.3     11.2        1%        11.3     11.2       1%
Average basic cardmember spending (dollars)   $2,515   $2,106       19%      $8,772   $7,491      17%
International Consumer Travel:
   Travel sales (millions)                    $  310   $  251       24%      $1,113   $  922      21%
   Travel commissions and fees/sales             8.7%     8.6%                  8.6%     8.7%
Total segment assets                          $ 21.4   $ 18.9       13%      $ 21.4   $ 18.9      13%
Segment capital (millions) (A)                $2,062   $1,724       20%      $2,062   $1,724      20%
Return on segment capital (B)                   15.3%    17.9%                 15.3%    17.9%
Cardmember receivables:
   Total receivables                          $  6.6   $  6.0       10%      $  6.6   $  6.0      10%
   90 days past due as a % of total              1.8%     2.3%                  1.8%     2.3%
   Net loss ratio as a % of charge volume       0.21%    0.30%                 0.26%    0.26%
Cardmember lending:
   Total loans                                $ 11.2   $  9.7       15%      $ 11.2   $  9.7      15%
   30 days past due loans as a % of total        2.8%     2.9%                  2.8%     2.9%
   Average loans                              $ 10.8   $  9.3       16%      $ 10.0   $  8.9      12%
   Net write-off rate                            5.1%     5.7%                  5.6%     5.9%
   Net finance revenue(C)/average loans          8.7%     8.5%                  8.8%     8.5%

(A) Segment capital includes an allocation attributable to goodwill of $519 million and $518 million as of the quarters and years ended December 31, 2007 and 2006, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(Preliminary)

                           INTERNATIONAL CARD SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                                            Quarters Ended
                                                  ------------------------------------------------------------------
                                                  December 31,   September 30,   June 30,   March 31,   December 31,
                                                      2007            2007         2007       2007          2006
                                                  ------------   -------------   --------   ---------   ------------
Revenues
   Discount revenue, net card fees and other         $1,022         $  953        $  900      $  828       $  884
   Cardmember lending finance revenue                   376            353           333         310          304
                                                     ------         ------        ------      ------       ------
         Total revenues                               1,398          1,306         1,233       1,138        1,188
                                                     ------         ------        ------      ------       ------
   Interest expense
      Cardmember lending                                138            126           120         109          105
      Charge card and other                              71             66            64          50           57
                                                     ------         ------        ------      ------       ------
Revenues net of interest expense                      1,189          1,114         1,049         979        1,026
                                                     ------         ------        ------      ------       ------
Expenses
   Marketing, promotion, rewards
      and cardmember services                           638            354           293         281          280
   Human resources and other operating expenses         512            453           453         418          460
                                                     ------         ------        ------      ------       ------
         Total                                        1,150            807           746         699          740
                                                     ------         ------        ------      ------       ------
Provisions for losses                                   220            197           211         184          210
                                                     ------         ------        ------      ------       ------
Pretax segment (loss) income                           (181)           110            92          96           76
Income tax benefit                                     (113)           (30)          (25)         (6)         (23)
                                                     ------         ------        ------      ------       ------
Segment (loss) income                                $  (68)        $  140        $  117      $  102       $   99
                                                     ======         ======        ======      ======       ======

(Preliminary)

                           INTERNATIONAL CARD SERVICES
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                        Quarters Ended
                                              ------------------------------------------------------------------
                                              December 31,   September 30,   June 30,   March 31,   December 31,
                                                  2007           2007          2007        2007         2006
                                              ------------   -------------   --------   ---------   ------------
Card billed business                             $ 28.2          $ 24.7       $ 23.6      $ 21.5       $ 23.6
Total cards-in-force (millions)                    16.0            15.8         15.7        15.7         15.6
Basic cards-in-force (millions)                    11.3            11.2         11.2        11.2         11.2
Average basic cardmember spending (dollars)      $2,515          $2,209       $2,123      $1,926       $2,106
International Consumer Travel:
   Travel sales                                  $  0.3          $  0.3       $  0.3      $  0.2       $  0.3
   Travel commissions and fees/sales                8.7%            8.8%         8.6%        8.4%         8.6%
Total segment assets                             $ 21.4          $ 20.8       $ 19.7      $ 18.5       $ 18.9
Segment capital (A)                              $  2.1          $  2.0       $  1.9      $  1.8       $  1.7
Return on segment capital (B)                      15.3%           24.4%        22.8%       20.9%        17.9%
Cardmember receivables:
   Total receivables                             $  6.6          $  6.1       $  5.9      $  5.4       $  6.0
   90 days past due as a % of total                 1.8%            1.8%         2.0%        2.4%         2.3%
   Net loss ratio as a % of charge volume          0.21%           0.26%        0.28%       0.29%        0.30%
Cardmember lending:
   Total loans                                   $ 11.2          $ 10.5       $ 10.0      $  9.3       $  9.7
   30 days past due loans as a % of total           2.8%            2.7%         2.9%        3.1%         2.9%
   Average loans                                 $ 10.8          $ 10.2       $  9.7      $  9.4       $  9.3
   Net write-off rate                               5.1%            5.5%         6.0%        5.7%         5.7%
   Net finance revenue(C)/average loans             8.7%            8.9%         8.9%        8.7%         8.5%

(A) Segment capital includes an allocation attributable to goodwill of $519 million as of December 31, 2007, $520 million as of September 30, 2007, $519 million as of June 30, 2007 and March 31, 2007, and $518 million as of December 31, 2006, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(Preliminary)

                           GLOBAL COMMERCIAL SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                   Quarters Ended                  Years Ended
                                                    December 31,                   December 31,
                                                  ---------------   Percentage   ---------------   Percentage
                                                   2007     2006    Inc/(Dec)    2007     2006     Inc/(Dec)
                                                  ------   ------   ----------   ------   ------   ----------
Revenues
   Discount revenue, net card fees and other      $1,259   $1,089       16%      $4,747   $4,269       11%
                                                  ------   ------                ------   ------
   Interest expense
      Charge card and other                          131      107       22          478      369       30
                                                  ------   ------                ------   ------
Revenues net of interest expense                   1,128      982       15        4,269    3,900        9
                                                  ------   ------                ------   ------
Expenses
   Marketing, promotion, rewards
      and cardmember services                        135       63        #          387      307       26
   Human resources and other operating expenses      794      721       10        2,975    2,764        8
                                                  ------   ------                ------   ------
         Total                                       929      784       18        3,362    3,071        9
                                                  ------   ------                ------   ------
Provisions for losses                                 55       31       77          163      113       44
                                                  ------   ------                ------   ------
Pretax segment income                                144      167      (14)         744      716        4
Income tax provision                                  34       50      (32)         208      239      (13)
                                                  ------   ------                ------   ------
Segment income                                    $  110   $  117       (6)      $  536   $  477       12
                                                  ======   ======                ======   ======

# - Denotes variance of more than 100%.

(Preliminary)

                        GLOBAL COMMERCIAL SERVICES
                     SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                               Quarters Ended                   Years Ended
                                                December 31,                    December 31,
                                              ---------------   Percentage   -----------------   Percentage
                                               2007     2006    Inc/(Dec)    2007      2006      Inc/(Dec)
                                              ------   ------   ----------   -------   -------   ----------
Card billed business                          $ 32.2   $ 27.6       17%      $ 122.1   $ 106.9       14%
Total cards-in-force (millions)                  6.8      6.7        1%          6.8       6.7        1%
Basic cards-in-force (millions)                  6.8      6.7        1%          6.8       6.7        1%
Average basic cardmember spending (dollars)   $4,695   $4,170       13%      $18,017   $16,264       11%
Global Corporate Travel:
   Travel sales                               $  5.5   $  4.6       20%      $  20.5   $  18.5       11%
   Travel commissions and fees/sales             7.8%     8.1%                   7.7%      8.1%
Total segment assets                          $ 21.1   $ 18.9       12%      $  21.1   $  18.9       12%
Segment capital (millions) (A)                $2,239   $1,907       17%      $ 2,239   $ 1,907       17%
Return on segment capital (B)                   25.3%    25.7%                  25.3%     25.7%
Cardmember receivables:
   Total receivables                          $ 11.4   $ 10.3       11%      $  11.4   $  10.3       11%
   90 days past due as a % of total              2.1%     1.9%                   2.1%      1.9%
   Net loss ratio as a % of charge volume       0.12%    0.09%                  0.10%     0.09%

(A) Segment capital includes an allocation attributable to goodwill of $771 million and $740 million as of the quarters and years ended December 31, 2007 and 2006.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(Preliminary)

                           GLOBAL COMMERCIAL SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                                           Quarters Ended
                                                  ------------------------------------------------------------------
                                                  December 31,   September 30,   June 30,   March 31,   December 31,
                                                      2007            2007         2007        2007         2006
                                                  ------------   -------------   --------   ---------   ------------
Revenues
   Discount revenue, net card fees and other         $1,259          $1,180       $1,210      $1,098       $1,089
                                                     ------          ------       ------      ------       ------
   Interest expense
      Charge card and other                             131             116          127         104          107
                                                     ------          ------       ------      ------       ------
Revenues net of interest expense                      1,128           1,064        1,083         994          982
                                                     ------          ------       ------      ------       ------
Expenses
   Marketing, promotion, rewards
      and cardmember services                           135              86           83          83           63
   Human resources and other operating expenses         794             749          746         686          721
                                                     ------          ------       ------      ------       ------
         Total                                          929             835          829         769          784
                                                     ------          ------       ------      ------       ------
Provisions for losses                                    55              42           36          30           31
                                                     ------          ------       ------      ------       ------
Pretax segment income                                   144             187          218         195          167
Income tax provision                                     34              52           56          66           50
                                                     ------          ------       ------      ------       ------
Segment income                                       $  110          $  135       $  162      $  129       $  117
                                                     ======          ======       ======      ======       ======

(Preliminary)

                           GLOBAL COMMERCIAL SERVICES
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                          Quarters Ended
                                              ------------------------------------------------------------------
                                              December 31,   September 30,   June 30,   March 31,   December 31,
                                                  2007            2007         2007        2007         2006
                                              ------------   -------------   --------   ---------   ------------
Card billed business                             $ 32.2          $ 29.9       $ 31.0     $ 29.0        $ 27.6
Total cards-in-force (millions)                     6.8             6.8          6.8        6.7           6.7
Basic cards-in-force (millions)                     6.8             6.8          6.8        6.7           6.7
Average basic cardmember spending (dollars)      $4,695          $4,389       $4,583     $4,343        $4,170
Global Corporate Travel:
   Travel sales                                  $  5.5          $  4.9       $  5.3     $  4.8        $  4.6
   Travel commissions and fees/sales                7.8%            8.0%         7.5%       7.6%          8.1%
Total segment assets                             $ 21.1          $ 21.8       $ 21.7     $ 20.5        $ 18.9
Segment capital (A)                              $  2.2          $  2.2       $  2.1     $  2.1        $  1.9
Return on segment capital (B)                      25.3%           26.2%        25.3%      25.7%         25.7%
Cardmember receivables:
   Total receivables                             $ 11.4          $ 12.5       $ 12.2     $ 11.7        $ 10.3
   90 days past due as a % of total                 2.1%            1.6%         1.6%       1.6%          1.9%
   Net loss ratio as a % of charge volume          0.12%           0.11%        0.10%      0.10%         0.09%

(A) Segment capital includes an allocation attributable to goodwill of $771 million as of December 31, 2007, $767 million as of September 30, 2007, $745 million as of June 30, 2007, $742 million as of March 31, 2007 and $740 million as of December 31, 2006, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(Preliminary)

                       GLOBAL NETWORK & MERCHANT SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                  Quarters Ended                  Years Ended
                                                   December 31,                   December 31,
                                                  --------------   Percentage   ---------------   Percentage
                                                    2007    2006   Inc/(Dec)    2007     2006     Inc/(Dec)
                                                   ------   ----   ----------   ------   ------   ----------
Revenues
   Discount revenue, fees and other                $  961   $840       14%      $3,550   $3,063       16%
                                                   ------   ----                ------   ------
   Interest expense
      Cardmember lending                              (34)   (29)      17         (126)     (98)      29
      Other                                           (46)   (47)      (2)        (188)    (183)       3
                                                   ------   ----                ------   ------
Revenues net of interest expense                    1,041    916       14        3,864    3,344       16
                                                   ------   ----                ------   ------
Expenses
   Marketing and promotion                            165    125       32          595      518       15
   Human resources and other operating expenses       466    448        4        1,665    1,549        7
                                                   ------   ----                ------   ------
         Total                                        631    573       10        2,260    2,067        9
                                                   ------   ----                ------   ------
Provisions for losses                                  31     46      (33)          44       89      (51)
                                                   ------   ----                ------   ------
Pretax segment income                                 379    297       28        1,560    1,188       31
Income tax provision                                  125     96       30          538      409       32
                                                   ------   ----                ------   ------
Segment income                                     $  254   $201       26       $1,022   $  779       31
                                                   ======   ====                ======   ======

(Preliminary)

                       GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                          Quarters Ended                  Years Ended
                                           December 31,                   December 31,
                                         ---------------   Percentage   ---------------   Percentage
                                          2007     2006    Inc/(Dec)    2007     2006     Inc/(Dec)
                                         ------   ------   ----------   ------   ------   ----------
Global Card billed business (A)          $177.5   $153.5       16%      $647.3   $561.5       15%
Global Network & Merchant Services:
   Total segment assets                  $  6.5   $  4.4       48%      $  6.5   $  4.4       48%
   Segment capital (millions) (B)        $1,170   $1,272       (8)%     $1,170   $1,272       (8)%
   Return on segment capital (C)           90.7%    60.3%                 90.7%    60.3%
Global Network Services (D):
   Card billed business                  $ 16.0   $ 11.5       39%      $ 52.9   $ 35.4       49%
   Total cards-in-force (millions) (E)     20.3     15.0       35%        20.3     15.0       35%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital includes an allocation attributable to goodwill of $27 million as of the quarters and years ended December 31, 2007 and 2006.

(C) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(D) Billed business and cards-in-force reflect the transfer, effective January 1, 2006, to Global Commercial Services' segment of corporate card accounts in certain emerging markets that had been managed within Global Network Services.

(E) Cards-in-force for 2006 reflect the transfer of 1.3 million proprietary cards in Brazil, and approximately 200,000 proprietary cards-in-force in Malaysia and Indonesia from the International Card Services and Global Commercial Services segments during the second quarter of 2006 and the third quarter of 2006, respectively.

(Preliminary)

                       GLOBAL NETWORK & MERCHANT SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                                            Quarters Ended
                                                  ------------------------------------------------------------------
                                                  December 31,   September 30,   June 30,   March 31,   December 31,
                                                      2007            2007         2007        2007         2006
                                                  ------------   -------------   --------   ---------   ------------
Revenues
   Discount revenue, fees and other                  $  961           $902         $887        $800         $840
                                                     ------           ----         ----        ----         ----
   Interest expense
      Cardmember lending                                (34)           (33)         (31)        (28)         (29)
      Other                                             (46)           (45)         (48)        (49)         (47)
                                                     ------           ----         ----        ----         ----
Revenues net of interest expense                      1,041            980          966         877          916
                                                     ------           ----         ----        ----         ----
Expenses
   Marketing and promotion                              165            151          150         129          125
   Human resources and other operating expenses         466            417          389         393          448
                                                     ------           ----         ----        ----         ----
         Total                                          631            568          539         522          573
                                                     ------           ----         ----        ----         ----
Provisions for losses                                    31             23            9         (19)          46
                                                     ------           ----         ----        ----         ----
Pretax segment income                                   379            389          418         374          297
Income tax provision                                    125            123          152         138           96
                                                     ------           ----         ----        ----         ----
Segment income                                       $  254           $266         $266        $236         $201
                                                     ======           ====         ====        ====         ====

(Preliminary)

                       GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                Quarters Ended
                                      ------------------------------------------------------------------
                                      December 31,   September 30,   June 30,   March 31,   December 31,
                                          2007            2007         2007       2007          2006
                                      ------------   -------------   --------   ---------   ------------
Global Card billed business (A)          $177.5          $162.5       $161.1      $146.2       $153.5
Global Network & Merchant Services:
   Total segment assets                  $  6.5          $  4.6       $  4.3      $  4.5       $  4.4
   Segment capital (B)                   $  1.2          $  1.1       $  1.1      $  1.0       $  1.3
   Return on segment capital (C)           90.7%           84.7%        78.0%       69.2%        60.3%
Global Network Services (D):
   Card billed business                  $ 16.0          $ 14.1       $ 12.3      $ 10.5       $ 11.5
   Total cards-in-force (millions)         20.3            19.2         17.6        16.0         15.0

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital includes an allocation attributable to goodwill of $27 million as of the quarters ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively.

(C) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(D) Billed business and cards-in-force reflect the transfer, effective January 1, 2006, to Global Commercial Services' segment of corporate card accounts in certain emerging markets that had been managed within Global Network Services.


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